DREYFUS NEW YORK MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus New York Municipal Income, Inc. for the six-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and interest income generated, of 3.22%.* During the reporting period, the Fund produced income dividends exempt from Federal, New York State and New York City personal income taxes of $0.294 per share.** This is equivalent to an annualized, tax-free distribution rate per share of 5.53%.***
The Economy
    The United States economy seems to be well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Federal Reserve Board because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at the 1.4% level for the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for Federal Funds was raised by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.


    So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.
Market Environment
    Since our last letter, the bond market in general has turned in a strong performance. As illustrated by the long-term Treasury Bond, rates moved from 6.32% in early October to 5.93% at the end of March; during the interim, rates dropped to even lower levels. The municipal market participated in this price rally, although not to the same degree. As a result, municipals have remained attractive when compared to Treasuries. During this time period the Federal Reserve held rates unchanged as concern over the effect of the Asian crisis sent investors to the safe harbor of the Treasury market.
    This favorable environment brought a record level of 1st quarter financing into the municipal market. Budget surpluses are not occurring in the Federal government alone: many states and municipalities have seen dramatic changes in their economies with better fiscal management and strong tax receipts enhancing their bottom lines. With interest rates remaining at relatively low levels, municipalities can be expected to issue refunding obligations to replace their higher interest cost, previously-issued bonds with new issues paying lower interest rates. Refundings, along with the issuance of "new-money" bonds, can easily swell the calendar of new issues, temporarily necessitating price adjustments in order to attract buyers.
    We are currently at the time of year when tax payments and heavy issuance weighs on the fixed-income market. Thus far, inflation has remained under control: however, the economy continues to remain strong and we anticipate that although the Fed may stay on hold for the next several months, more than likely we have seen the low point in rates for the immediate future and the market has settled into a trading range waiting for a clearer direction. Portfolio Overview
    As we have discussed in previous communications, this Fund seeks to provide income to shareholders exempt from Federal, New York State and New York City taxes. The low interest rate environment over the past several years has naturally removed a portion of our high coupon paper through refundings, and reinvestment cannot sustain an unreasonably high interest rate expectation. The overall New York market has seen an improvement in credit quality and therefore a reduction in rates. Therefore, in keeping with the declining interest rate environment, we have made an adjustment to the current payout, changing it from .05 to .047 per share. Based on the March 31, 1998 market price per share, this provides a competitive yield of 5.31% in today's market.

    Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you find them informative.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
**Some income may be subject to state and local taxes for non-New York residents and, for certain shareholders, to the Federal Alternative Minimum Tax (AMT).
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for capital gains distributions.


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                              MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-99.7%                                                               Amount         Value
                                                                                                  ____________  ____________
New York-89.1%
Albany Industrial Development Agency, LR
  (New York Assembly Building Project) 7.75%, 1/1/2010......................                      $  1,190,000  $  1,380,924
Babylon Industrial Development Agency, RRR (Ogden Martin System Babylon,
Inc.)
  8.50%, 1/1/2019 (Prerefunded 7/1/1998) (a)................................                         1,330,000     1,385,461
New York City, Refunding 7.25%, 8/15/2007...................................                         1,500,000     1,779,015
New York City Housing Development Corp., Mortgage Revenue
  (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)........                           705,000       742,013
New York City Industrial Development Agency:
  Civic Facility Revenue (YMCA of Greater New York Project)
    8%, 8/1/2016 (Prerefunded 8/1/2001) (a).................................                         1,000,000     1,133,210
  IDR (Brooklyn Navy Yard-Cogen Partners) 5.75%, 10/1/2036..................                         1,000,000     1,025,110
  Special Facility Revenue (American Airlines Inc. Project):
    8%, 7/1/2020 (Guaranteed; AMR Corp.)....................................                         1,325,000     1,389,368
    6.90%, 8/1/2024.........................................................                           500,000       562,075
  (Terminal One Group Association Project) 6%, 1/1/2019.....................                         1,100,000     1,161,182
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue
  7.75%, 6/15/2020 (Prerefunded 6/15/2001) (a)..............................                         1,250,000     1,404,263
New York State Dormitory Authority, Revenue:
  Crossover, Refunding (City University) 8.20%, 7/1/2013....................                         1,000,000     1,030,490
  Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014...........                         1,000,000     1,166,860
  Refunding (State University Educational Facilities) 6%, 5/15/2025.........                         1,000,000     1,067,940
  Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025..................                         1,200,000     1,204,092
New York State Energy Research and Development Authority, PCR:
  (Central Hudson Gas and Electric) 8.375%, 12/1/2028.......................                         1,000,000     1,048,180
  (Rochester Gas and Electric Co.) 8.375%, 12/1/2028........................                         1,500,000     1,569,510
New York State Environmental Facilities Corp., SWDR (Occidental Petroleum
Corp.)
  5.70%, 9/1/2028...........................................................                         1,600,000     1,636,976
New York State Housing Finance Agency, Revenue, Refunding (Health Facilities-
  New York City) 8%, 11/1/2008 (Prerefunded 11/1/2000) (a)..................                           660,000       737,246
New York State Medical Care Facilities Finance Agency, Revenue, Refunding
  (Nyack Hospital Project) 8.30%, 11/1/2013 (Prerefunded 11/1/1998) (a).....                         2,000,000     2,092,080
New York State Mortgage Agency, Homeownership Mortgage Revenue:
  6.05%, 4/1/2026...........................................................                         1,000,000     1,063,300
  6.125%, 4/1/2027..........................................................                         2,000,000     2,141,380
  6.40%, 4/1/2027...........................................................                         1,000,000     1,086,600
New York State Power Authority, Revenue and General Purpose, Refunding:
  6.50%, 1/1/2019...........................................................                           350,000       380,054
  6.50%, 1/1/2019 (Prerefunded 1/1/2002) (a)................................                           650,000       714,233
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
  9%, 10/1/2007.............................................................                         1,200,000     1,533,564
United Nations Development Corp., Revenue, Refunding
  5.60%, 7/1/2026...........................................................                         1,000,000     1,003,130


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount         Value
                                                                                                  ____________  ____________
New York (continued)

Yonkers Industrial Development Agency, Civic Facility Revenue
  (Saint Joseph's Hospital) 6.20%, 3/1/2020.................................                      $  1,600,000  $  1,603,232
U.S. Related-10.6%
Commonwealth of Puerto Rico 7.158%, 7/1/2018 (Insured; AMBAC) (b,c).........                         1,500,000     1,700,625
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax
Revenue
  7.90%, 7/1/2007...........................................................                         1,000,000     1,030,770
Virgin Islands Territory, Special Tax Revenue (Hugo Insurance Claims Funds
Program)
  7.75%, 10/1/2006..........................................................                         1,095,000     1,218,746
                                                                                                                ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $34,539,976)........................................................                                     $36,991,629
                                                                                                                ============
Short-Term Municipal Investment-.3%
New York:
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue, VRDN
  3.85% (SBPA; FGIC Securities Purchase, Inc.)(d)
  (cost $100,000)...........................................................                    $      100,000  $    100,000
                                                                                                                ============
TOTAL INVESTMENTS-100.0%
  (cost $34,639,976)........................................................                                     $37,091,629
                                                                                                                ============




DREYFUS NEW YORK MUNICIPAL INCOME, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      RRR     Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
IDR           Industrial Development Revenue                     SONYMA  State of New York Mortgage Agency
LR            Lease Revenue                                      SWDR    Solid Waste Disposal Revenue
PCR           Pollution Control Revenue                          VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                               17.1%
AA                                 Aa                             AA                                16.5
A                                  A                              A                                 23.7
BBB                                Baa                            BBB                               25.4
F1                                 Mig1                           SP1                                 .3
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     17.0
                                                                                       _______
                                                                                                    100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Inverse floater security-the interest rate is subject to change periodically.
    (c)  Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to a qualified institutional buyer. At March 31,
         1998, this security amounted to 1,700,625 or 4.5% of net assets.
    (d)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e)  Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATMENTS.



DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                   MARCH 31, 1998 (UNAUDITED)
                                                                                                  Cost             Value
                                                                                               ____________    ____________
ASSETS:                          Investments in securities-See Statement of Investments        $34,639,976      $37,091,629
                                 Cash.......................................                                         22,768
                                 Interest receivable........................                                        755,391
                                 Prepaid expenses...........................                                          7,629
                                                                                                               ____________
                                                                                                                 37,877,417
                                                                                                               ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       29,000
                                 Accrued expenses...........................                                         47,196
                                                                                                               ____________
                                                                                                                     76,196
                                                                                                               ____________
NET ASSETS..................................................................                                    $37,801,221
                                                                                                               ============
REPRESENTED BY:                  Paid-in capital............................                                    $35,137,879
                                 Accumulated undistributed investment income-net                                    141,981
                                 Accumulated net realized gain (loss) on investments                                 69,708
                                 Accumulated gross unrealized appreciation on investments                         2,451,653
                                                                                                               ____________
NET ASSETS..................................................................                                    $37,801,221
                                                                                                               ============
SHARES OUTSTANDING
(110 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      3,788,189
NET ASSET VALUE per share...................................................                                          $9.98
                                                                                                                     ======
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $1,254,588
EXPENSES:                        Management fee-Note 3(a)...................                    $   131,504
                                 Directors' fees and expenses-Note 3(c).....                         19,098
                                 Shareholders' reports......................                         17,396
                                 Shareholder servicing costs-Note 3(b)......                         12,891
                                 Auditing fees..............................                         10,500
                                 Legal fees.................................                                              2,847
                                 Registration fees..........................                          2,667
                                 Custodian fees-Note 3(b)...................                          1,431
                                 Miscellaneous..............................                          5,017
                                                                                                ___________
                                     Total Expenses.........................                                            203,351
                                                                                                                    ___________
INVESTMENT INCOME-NET.......................................................                                          1,051,237
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $     70,294
                                 Net unrealized appreciation (depreciation) on investments                               85,889
                                                                                                ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            156,183
                                                                                                                    ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,207,420
                                                                                                                    ===========
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                               Six Months Ended
                                                                                March 31, 1998         Year Ended
                                                                                  (Unaudited)      September 30, 1997
                                                                                ______________     ___________________
OPERATIONS:
  Investment income-net...............................................            $  1,051,237         $  2,173,469
  Net realized gain (loss) on investments.............................                  70,294              64,879
  Net unrealized appreciation (depreciation) on investments...........                   85,889             421,528
                                                                                   ____________        ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                1,207,420           2,659,876
                                                                                   ____________        ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................               (1,110,931)         (2,255,585)
  Net realized gain on investments....................................                  (65,155)           (126,822)
                                                                                   ____________        ____________
    Total Dividends...................................................               (1,176,086)         (2,382,407)
                                                                                   ____________        ____________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................                  167,109             198,280
                                                                                   ____________        ____________
    Total Increase (Decrease) in Net Assets...........................                  198,443             475,749
NET ASSETS:
  Beginning of Period.................................................               37,602,778          37,127,029
                                                                                   ____________        ____________
  End of Period.......................................................              $37,801,221         $37,602,778
                                                                                   ============        ============
UNDISTRIBUTED INVESTMENT INCOME-NET...................................            $     141,981       $     201,675
                                                                                   ____________        ____________
                                                                                     Shares               Shares
                                                                                   ____________        ____________
CAPITAL SHARE TRANSACTIONS:
  Increase In Shares Outstanding as a Result of Dividends Reinvested..                   16,506              19,968
                                                                                   ============        ============
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS NEW YORK MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                           Six Months Ended
                                                            March 31, 1998          Year Ended September 30,
                                                                        _____________________________________________
PER SHARE DATA:                                        (Unaudited)      1997      1996      1995      1994       1993
                                                       __________       ______    ______    ______    ______    ______
    Net asset value, beginning of period..              $  9.97        $  9.90    $10.10   $  9.92    $10.65    $10.13
                                                         ______          ______   ______    ______    ______    ______
    Investment Operations:
    Investment income-net.................                  .28            .58       .59       .61       .61       .62
    Net realized and unrealized gain (loss)
      on investments......................                  .04            .12      (.14)      .18      (.72)      .53
                                                         ______          ______   ______    ______    ______    ______
    Total from Investment Operations......                  .32            .70       .45       .79      (.11)     1.15
                                                         ______          ______   ______    ______    ______    ______
    Distributions:
    Dividends from investment income-net..                 (.29)           (.60)    (.60)     (.60)     (.61)     (.58)
    Dividends from net realized gain on investments        (.02)           (.03)    (.05)     (.01)     (.01)     (.05)
                                                         ______          ______   ______    ______    ______    ______
    Total Distributions...................                 (.31)           (.63)    (.65)     (.61)     (.62)     (.63)
                                                         ______          ______   ______    ______    ______    ______
    Net asset value, end of period........              $  9.98         $  9.97  $  9.90    $10.10   $  9.92    $10.65
                                                         ======          ======   ======    ======    ======    ======
    Market value, end of period...........             $  105\8       $  101\4  $  101\4 $  911\16    $    9  $  115\8
                                                         ======          ======   ======    ======    ======    ======
TOTAL INVESTMENT RETURN(1)................                13.82%(2)        6.58%   12.92%    14.74%   (17.78%)   21.99%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                1.08%(2)        1.03%    1.03%     1.05%     1.02%     1.06%
    Ratio of net investment income
      to average net assets...............                 5.60%(2)        5.85%    5.94%     6.19%     5.98%     6.06%
    Portfolio Turnover Rate...............                10.09%(3)       16.53%    9.59%    12.55%     5.94%     5.01%
    Net Assets, end of period (000's Omitted)           $37,801         $37,603  $37,127   $37,715   $37,038   $39,543
(1)    Calculated based on market value.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on munic ipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    On March 31, 1998, the Board of Directors declared a cash dividend of $.047 per share from investment income-net, payable on April 29, 1998 to shareholders of record as of the close of business on April 15, 1998.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1998.
    (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $6,300 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31,1998, the Fund was charged $1,431 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $3,787,282 and $3,716,860, respectively.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
OFFICERS AND DIRECTORS
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166



Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President, Assistant Treasurer
and Assistant Secretary
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Christopher J. Kelley
Vice President and Assistant Secretary
    Kathleen K. Morrisey
Vice President and Assistant Secretary
    Elba Vasquez
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DNM
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday;
Wall Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds" every
Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-Single State Municipal Bond
Funds" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW YORK MUNICIPAL
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660








Printed in U.S.A.                            858SA983
Registration Mark
[Dreyfus logo]
New York
Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1998